Exhibit 10.13

不可撤销承诺函

Form of Irrevocable Commitment Letter

致：亿品微客（广州）网络科技有限公司（以下简称：“贵司”）

To: Yipinweike (Guangzhou) Network Technology Co., Ltd. (hereinafter referred to as “Your Company”)

鉴于贵司与厦门一品威客网络科技股份有限公司（以下简称：“一品威客”）及一品威客登记股东已经签署《购买选择权协议》、《独家业务合作协议》、《股份质押协议》，且本人已出具《股东授权委托书》（以下统称：“VIE协议”），为保证VIE协议的履行，本人（[Shareholder's Name]，身份证号码：[Shareholder’s ID Number]）承诺如下事项：

Whereas Your Company, Xiamen EPWK Network Technology Co., Ltd. (hereinafter referred to as “EPWK”) and registered shareholders of EPWK have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and I myself have issued a Shareholder Power of Attorney (hereinafter collectively referred to as “VIE Agreements”), to ensure my performance of VIE Agreements, I (Name: [Shareholder's Name], ID Number: [Shareholder’s ID Number] ) hereby make the following commitments:

一、本人承诺本人配偶[Name of the Spouse]无权向一品威客主张本人所持有全部股份的任何权益，且无权对一品威客日常管理施加影响；

1. I promise that my spouse ([Name of the Spouse]) has no right to claim any right or interest in relation to the shares I hold in EPWK, and has no right to impose any impact on the daily management of EPWK;

二、倘若本人因身故、无行为能力、离婚或任何其他事件导致本人无法作为登记股东行使股东权利的，本人确认本人将尽可能的采取相应措施保障各登记股东权利并确保VIE协议的履行。同时，本人确认本人之继承人（包括本人配偶）无权向一品威客主张本人原所持有全部股份的任何权益，且无权对一品威客日常管理施加影响，同时继承人应履行及遵守VIE协议的约定。

2. I guarantee that, if any event which refrains me from exercising shareholder’s rights as a registered shareholder, such as death, incapacity, divorce or any other event, could happen to me, I will take corresponding measures as far as possible to guarantee the rights of other registered shareholders and the performance of VIE Agreements. Meanwhile, I confirm that my inheritors (including my spouse) have no right to claim any right or interest in relation to the shares I hold in EPWK, and have no right to impose any impact on the daily management of EPWK, and my inheritors shall perform and comply with VIE Agreements.

三、本承诺函为不可撤销承诺函，一经作出，非经贵司书面同意，本人不得撤销。

3. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without writing consent of Your Company.

特此致函。

I hereby write this letter to you.

承诺人：	/s/ [Shareholder's Name]	（签字）*

Promisee：	/s/ [Shareholder's Name]	（Signature）*

承诺人：	/s/ [Spouse's Name]	（签字）**

Promisee：	/s/ [Spouse's Name]	（Signature）**

日期：	2022年08月11日

Date:	August 11, 2022

不可撤销承诺函

Form of Irrevocable Commitment Letter

致：亿品微客（广州）网络科技有限公司（以下简称：“贵司”）

To: Yipinweike (Guangzhou) Network Technology Co.,Ltd. (hereinafter referred to as “Your Company”)

鉴于贵司与厦门一品威客网络科技股份有限公司（以下简称：“一品威客”）及一品威客登记股东已经签署《购买选择权协议》、《独家业务合作协议》、《股份质押协议》，且本人配偶已出具《股东授权委托书》（以下统称：“VIE协议”），为保证VIE协议的履行，本人（[Name of the Spouse]，身份照号码： [The Spouse’s ID Number]）作为 [Name of the Shareholder]配偶承诺如下事项：

Whereas Your Company, Xiamen EPWK Network Technology Co., Ltd. (hereinafter referred to as “EPWK”) and registered shareholders of EPWK have already entered into Call Option Agreement, Exclusive Business Cooperation Agreement, Equity Pledge Agreement, and my spouse has issued a Shareholder Power of Attorney (hereinafter collectively referred to as “VIE Agreements”)，to ensure the performance of VIE Agreements, I myself (Name: [Name of the Spouse], ID Number: [The Spouse’s ID Number]) , as the spouse of [Name of the Shareholder] hereby make the following commitments:

一、本人知晓VIE协议的全部安排，并无条件且不可撤回的同意本人配偶[Name of the Shareholder]及其他各登记股东与贵司关于VIE协议中的约定、安排；

1. I have full knowledge of all of arrangements of VIE Agreements, and give unconditional and irrevocable consent on all the consensus and arrangements in regard to VIE Agreements that my spouse [Name of the Shareholder], other registered shareholders and Your Company have reached;

二、若本人未来基于法律和事实成为一品威客登记股东，本人同意放弃本人未来作为登记股东所享有的对一品威客的任何股东权利和收益；

2. I agree to waive any right or merited interest I may have in regard to EPWK;

三、本人同意受VIE协议（不时修订、补充或重列）所约束。

3. I agree to be bound by VIE Agreements (including amendments, supplements, and rearrangements from time to time);

四、本承诺函为不可撤销承诺函，一经作出，非经贵司书面同意，本人不得撤销。

4. This commitment letter is irrevocable. Once this commitment letter is signed, I could not withdraw it without consent of Your Company.

特此致函。

I hereby write this letter to you.

承诺人：	/s/[Name of the Spouse]	（签字）
Promisee:	/s/ [Name of the Spouse]	（Signature）
日期：	2022年08月11日
Date:	August 11, 2022

Schedule of Material Differences

One or more person signed an Irrevocable Commitment Letter under this form. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed agreements differ from this form:

No.	Name of the Shareholder	Shareholder’s ID Number	Name of the Spouse	Spouse’s ID Number	Date
1.	Aling YE	[*]	Qingyun YANG	[*]	August 11, 2022
2.	Zhinan HUANG	[*]	Shaojie YAN	[*]	August 11, 2022
3.	Zhiyou HUANG	[*]	Yueqin ZHANG	[*]	August 11, 2022
4.	Hongxiu WANG	[*]
5.	Guohua HUANG	[*]

*	Sensitive Information